Nationstar NHLT 2016-2 Due Diligence

NATIONSTAR NHLT 2016-2 DUE DILIGENCE REVIEW

June 2016

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© 2016 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Nationstar NHLT 2016-2 Due Diligence

Review Results

Summary

AMC Servicing Solutions, LLC (“AMC”) reviewed a population of 1,072 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC (“Nationstar” or “Client”). This review included review of data, documentation and images provided by Nationstar, validation of key servicing system data, and confirmation of FHA Mortgage Insurance Certificates. It also included lien searches on a sample of Texas properties (utilized to determine the existence of any super liens). The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Subsequent to the review, the population for securitization was reduced to 1,038 HECMs (the “Securitization Population”). Of the 34 HECMs removed, 12 were removed due to extended default timelines while a borrower was on a repayment agreement, 6 were removed due to extended due and payable timelines, 4 were removed due to extended foreclosure timelines, 8 were removed due to active litigation and 4 were removed due to tax sales. Population reductions within each procedure tested may have altered overall statistical samples.

Procedures

1.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC confirmed FHA coverage on 1,038 assets by reviewing the images of corresponding HECM files and supplemental FHA documentation provided by Nationstar.

2.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC reviewed 267 of the most recent appraisals found in the Securitization Population validating the date and amount from the hard copy to the servicing system data. On the final data tape eight (8) loans were found to have tape value variances versus the most recent appraisals provided to AMC. Nationstar was unable to provide two (2) appraisals and one (1) appraisal provided was incomplete and missing the valuation amount.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

3.	Obtain a list of HECMs in due and payable, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine that:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.
AMC reviewed property inspection reports on 246 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the status in the data tape. AMC identified twenty-six (26) instances where property occupancy information was either not posted to the servicing system or posted incorrectly. Nationstar corrected the servicing data and no exceptions were subsequently identified.

b.	Borrower documents validating age at origination are included in the imaging system.
For a sample of 246 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file. Nationstar was unable to provide borrower documents validating age on five (5) loans and provided an illegible copy on one (1) additional loan. On the final data tape four (4) loans were found to have tape date of birth variances versus the proof of age information provided by Nationstar.

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Nationstar NHLT 2016-2 Due Diligence

4.	Obtain a list of HECMs with corporate advances and all transaction level detail, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, and:

a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,
AMC reviewed a sample of 270 HECMs with corporate advances from the Securitization Population. AMC tested all foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. AMC identified two (2) HECMs with over allowable advances. There are twenty-two (22) loans for which Nationstar was not able to provide all loan-level invoices to support associated advances and detail necessary to support full reimbursement of advances from HUD.  Nationstar has stated that it may be able to provide supporting documentation and explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. AMC has marked these loans as “unable to determine with information received” in its report.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.
AMC reviewed a sample of 270 HECMs with corporate advances from the Securitization Population. AMC tested a sample of loan-level property preservation expense transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. One (1) over allowable expense was identified on 200611119 as a result of HUD denying the fee request.

5.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.
AMC will review the searches to determine if lien is indeed in first position, if the lien search information matches the title information in the loan file, and if the final beneficiary is the seller of the asset.

AMC reviewed tax lien search results provided by a third party on fifty-four (54) HECMs in the Securitization Population. AMC noted one (1) tax lien placed by a property tax lender. AMC noted thirty (30) total exceptions across twenty-six (26) unique loans. The Client also reviewed the potential exceptions and indicated their belief that none of the exceptions would jeopardize lien position. The loans with exceptions were as follows:

▪	Tax Delinquency Only: 16 loans

▪	Civil Judgment Only: 1 loans

▪	New Civil Filings Only: 2 loans

▪	Tax Delinquency and New Civil Filing: 1 loan

▪	Tax Delinquency and Tax Lien: 1 loan

▪	Prior Lien Exists/Not Released: 3 loans

▪	Prior Lien Exists and Tax Delinquency: 2 loan

6.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select a 5% sample, and order Broker Price Opinions.

BPOs for a total of 126 HECMs were ordered and received for HECMs in the Securitization Population. The results of each valuation have been provided to Nationstar.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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